AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
October 2012

For the month of October 2012, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.05% and a net return of 0.02%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.20% for the month.
October gross relative performance: -0.15%

Performance for periods ended October 31, 2012
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	4.54%	6.06%	6.39%	6.85%	5.75%
HIT Total Net Rate of Return	4.18%	5.62%	5.93%	6.40%	5.32%
Barclays Capital Aggregate Bond Index	4.20%	5.25%	6.08%	6.38%	5.39%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance of the HIT’s agency multifamily mortgage-backed securities (MBS) portfolio as spreads to Treasuries tightened in all sectors.  Fannie Mae multifamily DUS securities spreads contracted for all structures. The benchmark 10/9.5 structure tightened by approximately 8 basis points (bps), while shorter duration 5/4.5s tightened by 6 bps.  Ginnie Mae construction/permanent and permanent loan certificates each tightened by approximately 1.5 bps.

●
The HIT’s overweight to spread-based assets as swap spreads fell across the curve.  Two-year, 5-year, and 10-year spreads declined by 3, 4, and 2 bps respectively.  Further, the portfolio is underweight to Treasuries, the second worst performing sector of the index.  As of the end of October, the HIT held 7% in Treasuries, compared to 36% in the Barclays Aggregate.

●
The portfolio’s underweight to agency fixed-rate single family MBS (RMBS) as this was the worst performing sector in the index, with “excess returns” of -10 bps. At the end of month, the portfolio had a 25% allocation to this sector compared to 30% of the Barclays Aggregate.

AFL-CIO HOUSING INVESTMENT TRUST                                             October 2012 Performance Commentary

Negative contributions to the HIT’s performance included:

●
Very strong performance of the corporate bond sector, the second best performing major sector in the index, with excess returns of 147 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised over 21% of the Barclays Aggregate as of October 31, 2012.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe. The excess returns of this sector were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate, whose returns were -2, 50, 126, and 177 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Approximately 92% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, compared to 73% for the Barclays Aggregate.

October 2012 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.17%	0	5.52
Agencies	+0.13%	+26	3.87
Single family agency MBS (RMBS)	-0.17%	-10	2.92
Corporates	+1.29%	+147	7.25
Commercial MBS (CMBS)	+0.55%	+70	3.17
Asset-backed securities (ABS)	-0.01%	+13	3.21
   Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/28/12	10/31/12	Change
1 Month	0.058%	0.086%	0.028%
3 Month	0.094%	0.109%	0.015%
6 Month	0.129%	0.155%	0.025%
1 Year	0.155%	0.170%	0.015%
2 Year	0.232%	0.283%	0.051%
3 Year	0.307%	0.382%	0.075%
5 Year	0.626%	0.722%	0.096%
7 Year	1.050%	1.142%	0.092%
10 Year	1.634%	1.691%	0.057%
30 Year	2.824%	2.858%	0.034%
        Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.